GSI Commerce, Inc.

(Nasdaq: GSIC)

August 2004

Safe Harbor Statement

All statements made in this presentation, other than statements of historical fact, are or will be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the Securities and Exchange Commission. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

Non-GAAP Financial Measures

This presentation contains adjusted EBITDA, net merchandise sales and certain ratios that use net merchandise sales. Net merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements. Adjusted EBITDA represents earnings (or losses) before interest income/expense, taxes, depreciation, amortization, and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities. GSI Commerce also uses net merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as marketing department staffing levels are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure of net merchandise sales and the percentages that such expenses bear to net revenues and net merchandise sales. These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest GAAP measures, as is required under SEC rules, in Appendices A, A-1, B and B-1. A reconciliation of these financial measures with GAAP information can also be found in our SEC filings as well as in our press releases, which can be found in the press room section on our Web site at gsicommerce.com. As used in herein, “GAAP” refers to accounting principle generally accepted in the United States of America.

Presentation Agenda

GSI Commerce . . . A Snapshot The Market Opportunity Our Solution Compelling Value & Growth Strategy Financials

GSIC . . . A Snapshot

Our Business

Provider of a comprehensive, fully integrated, and flexible e-commerce platform for the operation of online businesses.

Top-Branded Partners

Have agreements to operate the e-commerce businesses of approximately 45 branded retailers, manufacturers, entertainment companies and professional sports organizations.

A History of Growth

78% CAGR Net Revenue 2000—2003 $310—$328 million net revenue / $445—$463 million NMS projected for fiscal 2004 1,100 employees primarily in King of Prussia, Pa., Louisville, Ky., and Melbourne, Fla.

A Growing Online Marketplace

24% net revenue CAGR

The U.S. Online General Merchandise Market $ in billions $160 $140 $120 $100 $80 $60 $40 $20

2004E 2005E 2006E 2007E $77.4 $98.5 $122.1 $146.2

Source: Forrester Research

The Marketplace Makeup

Jewelry & Luxury

Flowers/Cards/Gifts

Toys & Video Games

Other

Books

Computer Hardware & Software

Home

Health & Beauty

Sporting Goods

Consumer Electronics

Music & Video

Apparel

2004 $77.4 billion

U.S. Online General Merchandise Market

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Our Target Opportunities $44.6 billion

$ in billions $17.5

U.S. Online General Merchandise Market $77.4 billion in 2004

$11.0 $1.7

Home

Health & Beauty

Sporting Goods $2.2

$6.4 $5.8

Apparel

Music & Video

Consumer Electronics

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Situation Analysis

Too large to ignore!

Online sales will equal 6.6% of total retail sales in 2004

Approx. 75% of online retail sales in 2004 will come from multi-channel retailers

However . . .

Multi-channel retailers derive vast majority of revenue offline

Significant opportunity!

Enable companies to maximize online business in a growing e-commerce marketplace

Online retailing not core competency!

Source: Shop.org, Forrester Research

An Equation for Growth

+

A growing e-commerce market

GSIC’s enabling e-commerce expertise

=

Potential to deliver rapid growth during the next five years and, by driving variable operating efficiency and leveraging fixed expenses, growing profitability more rapidly than revenue.

Integrated e-Commerce Platform

Creative & Usability

Site Admin.

Business Intelligence

Order Mgmt.

Web Commerce Engine

Web Infrastructure & Hosting

Channel Integration

B-to-B Services

Content & Imaging

e-Commerce Strategy

Online Marketing

CRM

Buying

Drop Ship

Fulfillment

Customer service

Core Technology

Supporting Infrastructure

Professional Services

Business Models

Supporting Infrastructure Core Technology Professional Services

Required

Creative & Usability

Channel Integration

B-to-B Services

Content & Imaging

e-Commerce Strategy

Online Marketing

CRM

Buying

Drop Ship

Fulfillment

Customer service

Site Admin.

Business Intelligence

Web Commerce Engine

Web Infrastructure

Order Mgmt,

Optional/Shared

Not Provided

Full Solution / Inventory Owned

Full Solution / Inventory Not Owned

A La Carte

Partnering with Top Brands

Apparel & Footwear

Electronics, Home, & GM

Sports Organizations

Sporting Goods

Beauty

Media & Entertainment

Compelling Value Proposition

GSI Commerce enables its partners to realize increased e-commerce revenue and profit potential.

A Complete Solution

Access to shared, comprehensive and integrated suite of technology, supporting infrastructure and professional services enables partners to avoid non-leverageable investments.

Brand-centric

Partners maintain full brand identity with consumers. GSI Commerce maintains a transparent role.

Expertise & Best of Breed Components

GSI Commerce has developed, and continues to build, a critical mass of expertise in integrated online technology, marketing and retailing on behalf of partner companies.

Aggressive Reinvestment

Multi-partner model provides scale and operating leverage, allowing for technology, people and operational infrastructure reinvestment.

Win/Win Economics

Provides financial predictability and aligns interests. GSI Commerce is vested in partner’s success.

Increased Revenue Potential

Multi-Channel

Buy online w/ in-store pickup In-store ordering system Registry International sites Catalog support Loyalty programs

Online Marketing

Portal Affiliate

Comparison shopping engine Paid search Natural search

CRM

Segmented & targeted e-mail Personalized shopping experience Recommendation engine (site and call center) 360° customer view

Fulfillment &

Customer Service

Highly trained sales team (13% sales driven by phone) Monogramming & customization 400-vendor drop ship network Category expertise

Business-to-

Business

External Syndication (e-Bay / QVC / Buy.com) Internal Syndication (Nickelodeon & Kmart / Sports & Linens ‘n Things) Group sales Channel / corp. partner stores (Liz employees / PBS Educational/ palmOne & IBM) QVC

Conversion

Search

Clickstream analytics & reporting Usability testing World-class design Imaging (zoom, rotate, color change, dynamic rendering) High availability & speed

How We Grow

Increase the size of existing partners’ businesses

Add new partners

Compounding effect of long-term agreements

2003

2004

2005

2006

2007

Annual Sales Momentum $500 $450 $400 $350 $300 $250 $200 $150 $100 $50

1999* 2000* 2001* 2002 2003 2004E $ in millions

Net Revenue

* Net Merchandise Sales (NMS)

NMS data not available prior to FY 2002.

$5.5 $42.8 $102.6 $172.6 $178.3 $241.9 $282.0 $310—$328 $445—$463

Net Product Revenue by Category

2002 ashford.com $21.6 other $36.5 sports $96.7

2003 other $87.1 sports $128.4

+ 33% sports

Growth

+ 139% other

2Q03 sports $27.0 other $18.7

+ 24% sports

Growth

+ 4% other

2Q04 sports $33.6 other $19.5

= Ashford.com Inc. whose assets were sold in December 2002.

Net Merchandise Sales by Category

2002 ashford.com $21.6 other $60.0 sports $96.7

+ 33% sports

Growth

+ 154% other

2003 other $152.5 sports $128.5

2Q03 other $27.8 sports $27.0

+ 40% sports

Growth

+ 86% other

2Q04 other $51.7 sports $37.9

= Ashford.com Inc. whose assets were sold in December 2002.

Variable Operating Efficiency

Sales & Marketing Expense / Net Revenue

Sales & Marketing Expense / Net Merchandising Sales (NMS)

* NMS data not available prior to FY 2002.

35% 30% 25% 20% 15% 10% 5%

2001 2002 2003

31.6

28.8

27.3

24.1

20.6

24.2

22.2

26.1

19.5

Six Months Ended 6/28/03

Six Months Ended 7/3/04

Fixed Expense Leverage

Product Development and G&A / Net Revenue

Product Development and G&A / Net Merchandising Sales (NMS)

* NMS data not available prior to FY 2002.

20% 18% 16% 14% 12% 10% 8% 6% 4% 2%

18.7

16.2

15.7

11.9

10.2

2001 2002 2003

13.8

12.2

13.2

9.8

Six Months Ended 6/28/03

Six Months Ended 7/3/04

Income Statement- Annual

($ millions) 2002 2003 $ Variance 2004E $ Variance Net Revenue $172.6 $241.9 + $69.3 $310 - $328 + $68.1 - $86.1 NMS* $178.3 $282.0

+ $103.7 $445 - $463 + $163 - $181

Adjusted

EBITDA* ($23.5) $0.1 + $23.6 $13.5 - $15 + $13.4 - $14.9

Net Income ($33.8) ($12.1) + $21.7 $0-$2 + $12.1 - $14.1

* For a reconciliation of these non-GAAP financial measures, see Appendices A, A-1, B and B-1 and/or see our fiscal year 2002 and 2003 results and our fiscal quarter results for 2004 at www.gsicommerce.com/pressroom. GSI Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Income Statement- Six Months

($ millions)

Six Months Ended 6/29/02

Six Months Ended 6/28/03 $ Variance

Six Months Ended 7/3/04 $ Variance

Net Revenue $65.0 $99.2 + $34.2 $131.0 + $31.8

NMS* $61.1 $109.0 + $47.9 $175.5 + $66.5

Adjusted

EBITDA* $(7.1) $(3.8) + $3.3 $(1.6) + $2.2

Net Income $(10.5) $(9.3) + $1.2 $(7.2) + $2.1

* For a reconciliation of these non-GAAP financial measures, see Appendices A, A-1, B and B-1 and/or see our fiscal year results for 2002 and 2003 and fiscal quarter results for 2004 at www.gsicommerce.com/pressroom. GSI Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Strong Balance Sheet

1/3/04 6/28/03 7/3/04

($ millions)

Cash* $69.5 $51.3 $48.2 Inventory $22.9 $25.1 $22.0 Net Fixed Assets $44.8 $47.4 $63.3

Total Assets $175.6 $163.0 $172.6

Debt $0.0 $0.1 $13.0 A/P & Accrued $50.2 $30.2 $43.6

Total Liabilities $65.2 $47.9 $55.5 Equity $110.4 $115.1 $104.2

* Cash and cash equivalents, short-term investments and marketable securities

GSIC . . . e-Commerce Expertise

Appendix A

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands) (Unaudited)

June 29, 2002

Three Months Ended June 28, 2003

July 3, 2004

June 29, 2002

Six Months Ended June 28, 2003

July 3, 2004

Adjusted EBITDA:

Net loss excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization $ (3,887) $ (929) $ (535) $ (7,147) $ (3,807) $ (1,627)

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (3,887) $ (929) $ (535) $ (7,147) $ (3,807) $ (1,627)

Interest expense 130 - 54 262 - 54

Interest income (372) (290) (242) (826) (671) (532)

Taxes - - - - - -

Stock-based compensation (750) 404 153 (218) 692 780 Depreciation and amortization 2,272 2,734 2,646 4,107 5,432 5,245

Net loss $ (5,167) $ (3,777) $ (3,146) $ (10,472) $ (9,260) $ (7,174)

Appendix A-1

GSI COMMERCE, INC. AND SUBSIDIARIES EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands, except per share data) (Unaudited)

Fiscal Year Ended

December 28, 2002

January 3, 2004

Adjusted EBITDA:

Net income (loss) excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization $ (23,527) $ 82

Net income (loss) excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization, per share: basic $ (0.61) $ 0.00 diluted $ (0.61) $ 0.00

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (23,527) $ 82

Interest expense 749 -

Interest income (1,377) (1,177)

Taxes - -

Stock-based compensation 401 1,935

Depreciation and amortization 10,509 11,386

Net income (loss) $ (33,809) $ (12,062)

Appendix B

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

June 29, 2002

Three Months Ended

June 28, 2003

July 3, 2004

Net merchandise sales (1) - (a non-GAAP financial measure): Category:

Sporting goods $ 18,843 $ 27,011 $ 37,912 Other (2) 10,967 27,824 51,669 Total net merchandise sales (1) - (a non-GAAP financial measure) $ 29,810 $ 54,835 $ 89,581

Net revenues—(GAAP basis): Net revenues from product sales: Category:

Sporting goods $ 18,843 $ 27,011 $ 33,586 Other (2) 9,450 18,711 19,545

Total net revenues from product sales 28,293 45,722 53,131 Service fee revenues 4,776 4,626 11,558 Total net revenues—(GAAP basis) $ 33,069 $ 50,348 $ 64,689

Appendix B . . . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Three Months Ended

June 29, 2002

June 28, 2003

July 3, 2004

Reconciliation of net merchandise sales (1) to net revenues: Net merchandise sales (1) - (a non-GAAP financial measure): Category:

Sporting goods $ 18,843 $ 27,011 $ 37,912 Other (2) 10,967 27,824 51,669 Total net merchandise sales (1)—(a non-GAAP financial measure) 29,810 54,835 89,581 Less: Sales by partners (3): Category: Sporting goods - - (4,326) Other (1,517) (9,113) (32,124)

Total sales by partners (3) (1,517) (9,113) (36,450) Add: Service fee revenues 4,776 4,626 11,558

Net revenues—(GAAP basis) $ 33,069 $ 50,348 $ 64,689

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both net merchandise sales and net revenues from product sales include $5.8 million, $167,000 and $1,000 for the three-month periods ended June 29, 2002, June 28, 2003 and July 3, 2004, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

Appendix B-1

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Six Months Ended

June 29, 2002

June 28, 2003

July 3, 2004

Net merchandise sales (1) - (a non-GAAP financial measure): Category:

Sporting goods $ 45,966 (4) $ 51,418 $ 72,998 Other (2) 15,097 57,593 102,470 Total net merchandise sales (1) - (a non-GAAP financial measure) $ 61,063 $ 109,011 $ 175,468

Net revenues—(GAAP basis): Net revenues from product sales: Category:

Sporting goods $ 45,966 (4) $ 51,418 $ 67,124 Other (2) 11,977 38,477 42,885

Total net revenues from product sales 57,943 89,895 110,009 Service fee revenues 7,051 9,332 20,948 Total net revenues—(GAAP basis) $ 64,994 $ 99,227 $ 130,957

Appendix B-1 . . . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

June 29, 2002

June 28, 2003

July 3, 2004

Six Months Ended

Reconciliation of net merchandise sales (1) to net revenues: Net merchandise sales (1) - (a non-GAAP financial measure): Category:

Sporting goods $ 45,966 (4) $ 51,418 $ 72,998 Other (2) 15,097 57,593 102,470 Total net merchandise sales (1)—(a non-GAAP financial measure) 61,063 109,011 175,468 Less: Sales by partners (3): Category: Sporting goods - - (5,874) Other (3,120) (19,116) (59,585)

Total sales by partners (3) (3,120) (19,116) (65,459) Add: Service fee revenues 7,051 9,332 20,948

Net revenues—(GAAP basis) $ 64,994 $ 99,227 $ 130,957

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both net merchandise sales and net revenues from product sales include $7.4 million, $902,000 and $9,000 for the six-month periods ended June 29, 2002, June 28, 2003 and July 3, 2004, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

(4) Includes $8.3 million from sales of one of GSI’s partner’s products sold primarily through its direct response television campaigns in addition to Web site and toll-free number sales.

Appendix B-2

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES(1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Fiscal Year Ended

December 28, 2002

January 3, 2004

Net merchandise sales (1) - (a non-GAAP financial measure): Category:

Sporting goods $ 96,669 (5) $ 128,489 Ashford.com (2) 21,617 1,034 Other 60,014 152,503 Total net merchandise sales (1) - (a non-GAAP financial measure) $ 178,300 $ 282,026

Net revenues - (GAAP basis): Net revenues from product sales: Category:

Sporting goods $ 96,669 (5) $ 128,360 Ashford.com(3) 21,617 1,034 Other 36,533 87,116

Total net revenues from product sales 154,819 216,510 Service fee revenues 17,819 25,409 Total net revenues—(GAAP basis) $ 172,638 $ 241,919

Appendix B-2 . . . continued

Fiscal Year Ended

December 28, 2002

January 3, 2004

Reconciliation of net merchandise sales (1) to net revenues: Net merchandise sales(1) - (a non-GAAP financial measure): Category:

Sporting goods $ 96,669 (5) $ 128,489 Ashford.com 21,617 1,034 Other 60,014 152,503 Total net merchandise sales(1) - (a non-GAAP financial measure) 178,300 282,026 Less: Sales by partners(4): Category: Sporting goods - (129) Ashford.com - - Other (23,481) (65,387)

Total sales by partners(4) (23,481) (65,516) Add: Service fee revenues 17,819 25,409

Net revenues—(GAAP basis) $ 172,638 $ 241,919

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) Net merchandise sales excluding Ashford.com increased 79% from $156.7 million for the fiscal year ended December 28, 2002 to $281.0 million for the fiscal year ended January 3, 2004. Net merchandise sales including Ashford.com increased 58% from $178.3 million for the fiscal year ended December 28, 2002 to $282.0 million for the fiscal year ended January 3, 2004.

(3) Net revenues excluding Ashford.com increased 60% from $151.0 million for the fiscal year ended December 28, 2002 to $240.9 million for the fiscal year ended January 3, 2004. Net revenues including Ashford.com increased 40% from $172.6 million for the fiscal year ended December 28, 2002 to $241.9 million for the fiscal year ended January 3, 2004.

(4) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

(5) Includes $8.3 million from sales of one of GSI Commerce’s partner’s products sold primarily through its direct response television campaigns in addition to Web site and toll-free number sales.